Portfolio of Investments

March 31, 2023 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 98.5%

CHINA — 98.5%
3peak, Inc., Class A	546	$19,341
Anker Innovations Technology Co., Ltd., Class A	2,300	22,259
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,840	55,099
Beijing United Information Technology Co., Ltd., Class A	5,500	66,421
Centre Testing International Group Co., Ltd., Class A	9,400	28,046
Contemporary Amperex Technology Co., Ltd., Class A	1,500	88,787
Dongguan Yiheda Automation Co., Ltd., Class A	2,000	15,358
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,078	23,143
Glodon Co., Ltd., Class A	7,900	85,420
Guangdong Kinlong Hardware Products Co., Ltd., Class A	2,700	31,533
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	3,900	50,024
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,600	36,229
Hefei Meiya Optoelectronic Technology, Inc., Class A	5,070	23,833
Iflytek Co., Ltd., Class A	3,400	31,504
Jafron Biomedical Co., Ltd., Class A	4,500	19,877
Jiangsu Azure Corp., Class A	9,063	18,957
Kweichow Moutai Co., Ltd., Class A	300	79,248
LONGi Green Energy Technology Co., Ltd., Class A	6,166	36,283
Longshine Technology Group Co., Ltd., Class A	6,500	25,338
Midea Group Co., Ltd., Class A	8,100	63,381
Oppein Home Group, Inc., Class A	1,800	31,665
Ping An Insurance Group Co. of China Ltd., Class A	7,800	51,672
Proya Cosmetics Co., Ltd., Class A	1,720	45,546
Quectel Wireless Solutions Co., Ltd., Class A	1,436	25,157
SF Holding Co., Ltd., Class A	5,000	40,253
SG Micro Corp., Class A	1,700	38,466
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	24,353
Shenzhen Inovance Technology Co., Ltd., Class A	8,950	91,689
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	32,065
Sinocare, Inc., Class A	7,900	37,014
WuXi AppTec Co., Ltd., Class A	3,036	35,107
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	3,258	19,213
Yonyou Network Technology Co., Ltd., Class A	9,580	35,126
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	18,220	68,216
		1,395,623
TOTAL INVESTMENTS — 98.5%
(cost $1,221,890)		$1,395,623
Other assets less liabilities — 1.5%		20,834
NET ASSETS — 100.0%		$1,416,457

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the "Manager") retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the year ended December 31, 2022.

Portfolio of Investments

March 31, 2023 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks*	$—	$1,395,623	$—	$1,395,623
Total	$—	$1,395,623	$—	$1,395,623

*	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the year ended December 31, 2022.